Exhibit 99.1

FOR IMMEDIATE RELEASE

Village Farms International Appoints Consumer Goods Distribution Veteran Kathy Mahoney to Board of Directors

Vancouver, BC, February 27, 2023 – Village Farms International, Inc. (“Village Farms” or the “Company”) (NASDAQ: VFF) today announced the appointment of Kathy Mahoney as an independent member of its Board of Directors, effective March 10, 2023. Ms. Mahoney is a veteran of the consumer goods distribution industry, having served in multiple executive level roles with industry leader, SpartanNash, in addition to her distinguished legal career.

“I am very pleased to welcome Ms. Mahoney, with her extensive accomplishments and expertise, to the Village Farms Board,” said John McLernon, Chairman of the Board of Village Farms. “Ms. Mahoney brings to the Village Farms Board a 40-plus year legal and business career, with specific experience navigating the complexities of highly regulated consumer products markets, including tobacco and CBD. Her guidance and counsel will be invaluable as Village Farms continues to pursue high growth plant-based consumer product opportunities, with a focus on emerging legal cannabinoid markets, in North America & around the world.”

Most recently, Ms. Mahoney served for more than 15 years in executive level operational and legal positions with SpartanNash Company (Nasdaq: SPTN), a Fortune400 grocery and consumer goods distributor, wholesaler and retailer, and its predecessor Nash Finch Company. From 2017 to 2020, Ms. Mahoney served as President of SpartanNash division, MDV (now SpartanNash Military), which, at approximately $2 billion in revenue is the largest supplier to U.S. military commissaries and exchanges and recognized as one of the premier worldwide distributors. As President, MDV, she was responsible for the division’s strategy, financial and operational performance, as well as development of the military private label program, which was awarded the exclusive contract to supply the Defense Commissary Agency. She was also responsible for negotiating the distribution of tobacco and related products, across a large retailers’ 18,000-plus store network, which involved navigating the regulatory landscapes of hundreds of taxing jurisdictions, as well as distribution of CBD products to SpartanNash’s wholesale customers and its own retail stores. Ms. Mahoney also served with SpartanNash in several other executive and legal capacities, culminating in her role as Executive Vice President and Chief Legal Officer, as well as twice serving as the Interim Chief Human Resources Officer during transitions in human resources leadership. She also served as a member of the Board of Managers of SpartanNash’s joint venture, Fresh City Market LLC from its inception in 2013 until 2021.

Prior to her tenure with SpartanNash, Ms. Mahoney practiced law for more than 20 years, including as Managing Partner at Larson King, LLP, and Partner at Oppenheimer Wolff & Donnelly. Ms. Mahoney began practicing law as Special Assistant Attorney General with the Minnesota Attorney General's Office.

Ms. Mahoney has received grocery industry recognition throughout her career, having been named one of the 100 Most Influential Women in Michigan by Crain’s (2016), a Woman of Influence in the Food Industry by the Griffin Report (2018), a Top Woman in Grocery byProgressive Grocer (2012 and 2019), and a Women in Business Industry Leader by the Minneapolis St. Paul Business Journal (2011).

Ms. Mahoney is a former member of the National Association of Corporate Directors, and a former member of the Grand Rapids, MI Chamber of Commerce Governance Committee and the Policy Committee and has more than 25 years of nonprofit board service, including serving in the role of Chair. She holds a JD, cum laude, from Syracuse University School of Law.

About Village Farms International, Inc.

Village Farms leverages decades of experience as a large-scale, Controlled Environment Agriculture-based, vertically integrated supplier for high-value, high-growth plant-based Consumer Packaged Goods opportunities, with a strong foundation as a leading fresh produce supplier to grocery and large-format retailers throughout the US and Canada, and new high-growth opportunities in the cannabis and CBD categories in North America and selected markets internationally.

In Canada, the Company's wholly-owned Canadian subsidiary, Pure Sunfarms, is one of the single largest cannabis operations in the world, the lowest-cost greenhouse producer and one of Canada’s best-selling brands. The Company also owns 70% of Québec-based, Rose LifeScience, a leading third-party cannabis products commercialization expert in the Province of Québec.

In the US, wholly-owned Balanced Health Botanicals is one of the leading CBD brands and e-commerce platforms in the country. Subject to compliance with all applicable US federal and state laws and stock exchange rules, Village Farms plans to enter the US high-THC cannabis market via multiple strategies, leveraging one of the largest greenhouse operations in the country (more than 5.5 million square feet in West Texas), as well as the operational and product expertise gained through Pure Sunfarms' cannabis success in Canada.

Internationally, Village Farms is targeting selected, nascent, legal cannabis and CBD opportunities with significant medium- and long-term potential, with an initial focus on the Asia-Pacific region and Europe.

Cautionary Statement Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is subject to the safe harbor created by those sections. This press release also contains "forward-looking information" within the meaning of applicable Canadian securities laws. We refer to such forward-looking statements and forward-looking information collectively as "forward-looking statements". Forward-looking statements may relate to the Company's future outlook or financial position and anticipated events or results and may include statements regarding the financial position, business strategy, budgets, expansion plans, litigation, projected production, projected costs, capital expenditures, financial results, taxes, plans and objectives of or involving the Company. Particularly, statements regarding future results, performance, achievements, prospects or opportunities for the Company, the greenhouse vegetable or produce industry or the cannabis industry are forward-looking statements. In some cases, forward-looking information can be identified by such terms as "can", "outlook", "may", "might", "will", "could", "should", "would", "occur", "expect", "plan", "anticipate", "believe", "intend", "try", "estimate", "predict", "potential", "continue", "likely", "schedule", "objectives", or the negative or grammatical variation thereof or other similar expressions concerning matters that are not historical facts. The forward-looking statements in this press release are subject to risks that may include, but are not limited to: our limited operating history in the cannabis and cannabinoids industry, including that of Pure Sunfarms, Inc. (“Pure Sunfarms”), Rose LifeScience Inc. (“Rose” or “Rose LifeScience”), Balanced Health Botanicals, LLC (“Balanced Health”) and our operations of growing hemp in the United States; the legal status of the cannabis business of Pure Sunfarms and Rose and the hemp business of Balanced Health; risks relating to the integration of Balanced Health and Rose into our consolidated business; risks relating to obtaining additional financing, including our dependence upon credit facilities; potential difficulties in achieving and/or maintaining profitability; variability of product pricing; risks inherent in the cannabis, hemp, CBD, cannabinoids, and agricultural businesses; market position; ability to leverage current business relationships for future business involving hemp and cannabinoids; the ability of Pure Sunfarms and Rose to cultivate and distribute cannabis in Canada; existing and new governmental regulations, including risks related to regulatory compliance and regarding obtaining and maintaining licenses; legal and operational risks relating to expected conversion of our greenhouses to cannabis production in Canada and in the United States; risks related to rules and regulations at the US federal (Food and Drug Administration and United States Department of Agriculture), state and municipal rules and regulations with respect to produce and hemp, cannabidiol-based products commercialization; retail consolidation, technological advances and other forms of competition; transportation disruptions; product liability and other potential litigation; retention of key executives; labor issues; uninsured and underinsured losses; vulnerability to rising energy costs; inflationary effects on costs of cultivation and transportation; recessionary effects on demand of our products; environmental, health and safety risks, foreign exchange exposure, risks associated with cross-border trade; difficulties in managing our growth; restrictive covenants under our credit facilities; natural catastrophes; the ongoing and developing COVID-19 pandemic; and tax risks.

The Company has based these forward-looking statements on factors and assumptions about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Although the forward-looking statements contained in this press release are based upon assumptions that management believes are reasonable based on information currently available to management, there can be no assurance that actual results will be consistent with these forward-looking statements. Forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond the Company's control, which may cause the Company's or the industry's actual results, performance, achievements, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, the factors contained in the Company's filings with securities regulators, including this press release. In particular, we caution you that our forward-looking statements are subject to the ongoing and developing circumstances related to the COVID-19 pandemic, which may have a material adverse effect on our business, operations and future financial results.

When relying on forward-looking statements to make decisions, the Company cautions readers not to place undue reliance on these statements, as forward-looking statements involve significant risks and uncertainties and should not be read as guarantees of future results, performance, achievements, prospects and opportunities. The forward-looking statements made in this press release relate only to events or information as of the date on which the statements are made in this press release. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Contact Information

Lawrence Chamberlain Investor Relations LodeRock Advisors (416) 519-4196 lawrence.chamberlain@loderockadvisors.com